FOR IMMEDIATE RELEAASE

MERRIMAN CURHAN FORD ANNOUNCES FINANCIAL RESULTS
FOR THIRD QUARTER ENDED SEPTEMBER 30, 2009

Core Business Demonstrated Significant Improvement in the Third Quarter

SAN FRANCISCO – November 16, 2009 – Merriman Curhan Ford Group, Inc. (NASDAQ: MERR) today released earnings for the third quarter 2009.

Third Quarter Financial Highlights

-	Revenue from continuing operations was $13.3 million, compared to $4.6 million in the third quarter 2008 and $12.4 million in second quarter 2009:

-	Investment banking revenue was $3.1 million, a 95% increase over third quarter 2008;

-	OTCQX Advisory revenue was $407,000, a 27% increase over third quarter 2008;

-	Commission revenue was $9.8 million, a 23% increase over third quarter 2008, largely attributable to ICD, which the firm is in the process of selling; and

-	Principal transactions had a loss of $36,000, compared to a loss of $5.4 million in third quarter 2008.

-	Our core business was slightly profitable on a non-GAAP basis.

-	Financial condition:

-	Total assets were $19.1 million, compared with $18.9 million at the end of 2008 and $13.6 million at the end of the second quarter 2009, and

-	Our cash position increased substantially as a result of the $10.2 million oversubscribed strategic transaction we completed in the quarter.

“Third quarter 2009 was a critical turning point for our firm,” said Jon Merriman, co-founder and chief executive officer of the firm's holding company, Merriman Curhan Ford Group, Inc. “After more than a year fighting for survival, we closed on our $10.2 million strategic transaction, settled the most threatening of our legal issues and recently received positive closure on the SEC matters. As we continue to move toward consistent profitability, I see strong signs of recovery in our core businesses of brokerage, investment banking, and OTCQX.  We are currently profitable in our core business on a non-GAAP basis. The opportunity for researching, trading, advising and financing undiscovered, fast-growing companies is better now than any time in our past.  We look forward to continuing the momentum we gained this quarter into the fourth quarter and 2010.”

The firm’s results in the third quarter continue to include the effects of its former division, Institutional Cash Distributors (ICD), and the expenses related to the settlement, issuance of preferred stock and warrants.  Merriman Curhan Ford introduced a non-GAAP pro-forma operating measure which excludes these effects and, in addition, the unrealized gain or loss on our portfolio of securities. The non-GAAP operating income was $11,000 for the quarter, compared to a GAAP operating loss of $5.9 million. Management uses this non-GAAP measure, in addition to GAAP results, to assess the performance of our core business.

Conference Call for the Third Quarter 2009 Results

Following this announcement, Merriman’s management will host a teleconference call beginning at 2 PM (PT) / 5 PM (ET) today, Monday, November 16, 2009, to discuss the results and related matters. Interested listeners and participants may access the live teleconference call by dialing (877) 941-0844 or may access the live Web broadcast at www.mcfco.com.

About Merriman Curhan Ford
Merriman Curhan Ford (NASDAQ: MERR) is a financial services firm focused on fast-growing companies and the institutions that invest in them. The company offers high-quality investment banking, equity research, institutional services and corporate & venture services, and specializes in five growth industry sectors: CleanTech, Consumer, Media & Internet, Health Care, Natural Resources and Technology.  For more information, please go to www.mcfco.com.

Note to Investors

This press release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties.  This release does not constitute an offer to sell or a solicitation of offers to buy any securities of the Company. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K/A filed on April 30, 2009 and our Form 10-Q filed on November 16, 2009. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," and "would" or similar words. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise. The Form 10-K/A filed on April 30, 2009 and Form 10-Q filed on November 16, 2009, together with this press release and the financial information contained herein, is available on our website by going to www.mcfco.com and clicking on "Investor Relations."

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At the Company:
Henry Tang
Chief Financial Officer
Merriman Curhan Ford & Co.
(415) 262-1353

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Revenue:
Commissions	$9,804,718	$7,992,614	$28,892,568	$24,353,696
Principal transactions	(35,522)	(5,384,303)	(131,020)	(5,280,550)
Investment banking	3,127,596	1,600,260	5,411,463	9,423,666
Advisory and other fees	411,602	341,656	1,618,282	581,256
Total revenue	13,308,394	4,550,227	35,791,293	29,078,068
Operating expenses:
Compensation and benefits	10,230,680	7,876,092	29,687,486	31,205,145
Brokerage and clearing fees	208,051	558,344	791,407	2,042,828
Professional services	1,063,883	3,994,278	3,096,428	7,356,228
Occupancy and equipment	551,300	540,104	1,617,347	1,601,104
Communications and technology	881,879	662,912	2,442,979	2,556,652
Depreciation and amortization	109,922	279,261	372,913	537,166
Travel and entertainment	449,108	634,689	1,058,840	2,528,083
Litigation settlement expenses	5,334,926	─	5,334,926	─
Other expenses	369,581	1,295,405	1,631,435	3,297,102
Total operating expenses	19,199,330	15,841,085	46,033,761	51,124,308
Operating loss	(5,890,936)	(11,290,858)	(10,242,468)	(22,046,240)
Other income	─	─	2,000,000	─
Change in fair value of warrant liability	(9,628,460)	─	(9,628,460)	─
Interest income	4,425	195,283	13,591	325,703
Interest expense	(1,289,401)	(20,236)	(1,333,569)	(53,619)
Loss before provision for income tax	(16,804,372)	(11,115,811810)	(19,190,906)	(21,774,156)
(Provision for) benefit from income tax	235,727	(198,014)	230,528	1,640,730
Loss from continued operations	(16,568,645)	(11,313,825824)	(18,960,378)	(20,133,426)
Loss from discontinued operations	─	(409,513)	(94,894)	(3,753,729)
Net loss	(16,568,645)	(11,723,338)	(19,055,272)	(23,887,155)
Preferred stock deemed dividend	(5,066,702)	─	(5,066,702)	─
Preferred stock cash dividend	(39,100)	─	(39,100)	─
Net loss attributable to common shareholders	$(21,674,447)	$(11,723,338)	$(24,161,074)	$(23,887,155)
Basic and diluted loss per share attributable to common shareholders – continued operations	(1.71)	(0.89)	(1.89)	(1.61)
Basic and diluted loss per share attributable to common shareholders – discontinued operations	─	(0.04)	(0.01)	(0.30)
Basic and diluted net loss per share attributable to common shareholders	$(1.71)	$(0.93)	$(1.90)	$(1.91)
Weighted average common shares outstanding:
Basic and Diluted	12,668,073	12,672,598	12,692,013	12,498,687

The notes in our most recent Form 10-Q are an integral part of these consolidated financial statements.

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(unaudited)

	September 30, 2009	December 31, 2008
ASSETS
Cash and cash equivalents	$7,525,918	$6,358,128
Securities owned:
Marketable, at fair value	4,628,719	4,622,577
Not readily marketable, at estimated fair value	284,540	366,061
Other	138,032	185,065
Restricted cash	1,072,771	1,131,182
Due from clearing broker	2,113,303	1,752,535
Accounts receivable, net	2,045,059	612,234
Prepaid expenses and other assets	748,412	619,759
Equipment and fixtures, net	592,720	1,260,011
Assets held for sale	–	1,958,038
Total assets	$19,149,474	$18,865,590
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$774,774	$712,591
Commissions and bonus payable	3,926,424	3,182,941
Accrued expenses	1,953,594	3,637,345
Due to clearing and other brokers	9,177	28,022
Securities sold, not yet purchased	838,199	903,217
Deferred revenue	338,648	709,691
Capital lease obligation	514,184	923,683
Warrant liability	26,521,711	─
Liabilities held for sale	–	1,052,899
Total liabilities	34,876,711	11,150,389
Commitments and contingencies
Stockholders' equity:
Preferred stock, Series A—$0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2009 and December 31, 2008,; aggregate liquidation preference of $0	─	─
Preferred stock, Series B—$0.0001 par value; 12,500,000 shares authorized; 1,250,000 shares issued and 0 shares outstanding as of September 30, 2009 and December 31, 2008; aggregate liquidation preference of $0
	─	─
Preferred stock, Series C—$0.0001 par value; 14,200,000 shares authorized; 1,685,714 shares issued and 0 shares outstanding as of September 30, 2009 and December 31, 2008; aggregate liquidation preference of $0
	─	─
Convertible Preferred stock, Series D—$0.0001 par value; 24,000,000 shares authorized, 23,720,916 shares issued and 23,720,916 shares outstanding as of September 30, 2009; and 0 shares authorized, issued and outstanding as of December 31, 2008; aggregate liquidation preference of $10,199,994 prior to conversion, and pari passu with common stock on conversion.	2,372	─
Common stock, $0.0001 par value; 300,000,000 shares authorized; 12,915,442 and 12,756,656 shares issued and 12,713,565 and 12,730,218 shares outstanding as of September 30, 2009 and December 31, 2008, respectively	1,292	1,278
Additional paid-in capital	122,903,643	127,193,195
Treasury stock	(225,613)	(125,613)
Accumulated deficit	(138,408,931)	(119,353,659)
Total stockholders' (deficit) equity	(15,727,237)	7,715,201
Total liabilities and stockholders' equity	$19,149,474	$18,865,590

The notes in our most recent Form 10-Q are an integral part of these consolidated financial statements.

MERRIMAN CURHAN FORD GROUP, INC.
RECONCILIATION OF NON-GAAP TO GAAP MEASURES – THREE MONTHS ENDED
(unaudited)

	Three Months Ended September 30, 2009
	2009				2008
	As Reported	Less ICD	Less Other[1]	Pro-Forma	As Reported	Less ICD	Less Other[1]	Pro-Forma
REVENUE:
Commissions	$9,804,718	$6,667,486	—	$3,137,232	$7,992,614	$2,591,359	—	$5,401,255
Principal transactions	(35,522)	—	213,356	(248,878)	(5,384,303)	—	(7,723,627)	2,339,324
Investment banking	3,127,596	—	—	3,127,596	1,600,260	—	—	1,600,260
Advisory and other fees	411,602	—	—	411,602	341,656	—	—	341,656
Total revenue	13,308,394	6,667,486	213,356	6,427,552	4,550,227	2,591,359	(7,723,627)	9,682,495
OPERATING EXPENSES:
Compensation and benefits	10,230,680	6,227,472	—	4,003,208	7,876,092	1,804,779	—	6,071,313
Brokerage and clearing fees	208,051	14,172	—	193,879	558,344	17,633	—	540,711
Professional services	1,063,883	65,205	690,260	308,418	3,994,278	13,273	3,114,874	866,131
Occupancy and equipment	551,300	17,170	—	534,130	540,104	3,500	—	536,604
Communications and technology	881,879	145,124	—	736,755	662,912	73,528	—	589,384
Depreciation and amortization	109,922	—	—	109,922	279,261	—	—	279,261
Travel and entertainment	449,108	167,248	—	281,860	634,689	110,454	—	524,235
Litigation settlement	5,334,926	—	5,334,926	—	—	—	—	—
Other expenses	369,581	121,287	—	248,294	1,295,405	31,387	—	1,264,018
Total operating expenses	19,199,330	6,757,678	6,025,186	6,416,466	15,841,085	2,054,554	3,114,874	10,671,657
Operating income/(loss)	(5,890,936)	(90,192)	(5,811,830)	11,086	(11,290,858)	536,805	(10,838,501)	(989,162)

Note 1 – The column headed “Less Other” includes unrealized gains/losses in “Principal transactions” revenues, approximate legal expenses paid as related to the Del Biaggio/Cacchione matters in “Professional services”, and legal settlement expense as related to the Del Biaggio/Cacchione matters in “Litigation settlement”.

MERRIMAN CURHAN FORD GROUP, INC.
RECONCILIATION OF NON-GAAP TO GAAP MEASURES – NINE MONTHS ENDED
(unaudited)

	Nine Months Ended September 30, 2009
	2009				2008
	As Reported	Less ICD	Less Other[1]	Pro-Forma	As Reported	Less ICD	Less Other[1]	Pro-Forma
REVENUE:
Commissions	$28,892,568	$20,074,321	—	$8,818,247	$24,353,696	$7,161,056	—	$17,192,640
Principal transactions	(131,020)	(2,288)	(480,292)	351,560	(5,280,550)	—	(8,105,058)	2,824,508
Investment banking	5,411,463	—	—	5,411,463	9,423,666	—	—	9,423,666
Advisory and other fees	1,618,282	—	—	1,618,282	581,256	—	—	581,256
Total revenue	35,791,293	20,072,033	(480,292)	16,199,552	29,078,068	7,161,056	(8,105,058)	30,022,070
OPERATING EXPENSES:
Compensation and benefits	29,687,486	18,519,995	—	11,167,491	31,205,145	4,954,164	—	26,250,981
Brokerage and clearing fees	791,407	45,729	—	745,678	2,042,828	62,543	—	1,980,285
Professional services	3,096,428	96,997	1,790,287	1,209,144	7,356,228	73,480	3,299,835	3,982,913
Occupancy and equipment	1,617,347	41,606	—	1,575,741	1,601,104	7,040	—	1,594,064
Communications and technology	2,442,979	377,840	—	2,065,139	2,556,652	243,177	—	2,313,475
Depreciation and amortization	372,913	—	—	372,913	537,166	—	—	537,166
Travel and entertainment	1,058,840	526,727	—	532,113	2,528,083	445,864	—	2,082,219
Litigation settlement	5,334,926	—	5,334,926	—	—	—	—	—
Other expenses	1,631,435	289,341	—	1,342,094	3,297,102	117,877	—	3,179,225
Total operating expenses	46,033,761	19,898,235	7,125,213	19,010,313	51,124,308	5,904,145	3,299,835	41,920,328
Operating income/(loss)	(10,242,468)	173,798	(7,605,505)	(2,810,761)	(22,046,240)	1,256,911	(11,404,893)	(11,898,258)

Note 1 – The column headed “Less Other” includes unrealized gains/losses in “Principal transactions” revenues, approximate legal expenses paid as related to the Del Biaggio/Cacchione matters in “Professional services”, and legal settlement expense as related to the Del Biaggio/Cacchione matters in “Litigation settlement”.